Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
                                          :
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :            03-13903 (BRL)
                                          :
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                THE PERIOD FEBRUARY 1, 2004 TO FEBRUARY 29, 2004
                ------------------------------------------------


DEBTORS' ADDRESS:                             PERIOD DISBURSEMENTS:
                                              ---------------------

Cross Media Marketing Corporation             Cross Media Marketing
275 Madison Avenue, 6th Floor                 Corporation:             $278,211
New York, New York  10016
                                              Media Outsourcing, Inc.: $336,064

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: April 18, 2004                By:   Cross Media Marketing Corporation


                                     /s/ Peter A. Furman
                                    ------------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                                                    - and -

                                    Media Outsourcing, Inc.


                                     /s/ Peter A. Furman
                                    ------------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtors received approval from the Bankruptcy Court to pay or otherwise honor certain of their pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

         Cross Media Marketing Corporation and Media Outsourcing, Inc.
                            (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                             Debtors-In-Possession

                As of February 29, 2004 and January 31, 2004(a)



                                                       February 29, 2004    January 31, 2004
                                                       -----------------    ----------------
Assets

Current Assets:
  Cash and cash equivalents                             $   6,038,976        $   6,987,235
  Consumer accounts receivable (b)                         10,404,689           12,509,778
  Other receivables                                         2,918,387            2,907,062
  Other current assets                                         94,702              227,423
                                                        -------------        -------------
       Total current assets                                19,456,754           22,631,498
 Non-Current Assets
  Fixed Assets - Net                                        2,783,411            3,787,067
  Goodwill - Net                                           17,348,545           17,348,545
  Other assets (c)                                            110,002              501,569
                                                        -------------        -------------
       Total Non-current Assets                            20,241,958           21,637,181
                                                        -------------        -------------

         TOTAL ASSETS                                   $  39,698,712        $  44,268,679
                                                        =============        =============

Liabilities and Stockholders' Equity
  Post Petition Liabilities
    Accounts Payable and Accrued Expenses (d)           $     810,388        $     909,702
                                                        -------------        -------------
       Total Post Petition Liabilities                        810,388              909,702

  Pre Petition Liabilities
    Secured Debt  (e)                                      27,684,447           28,884,448
    Capital Lease Obligations (f)                                --                841,571
    Notes Payable/Preferred Stock                           5,050,000            5,050,000
Unsecured Claims                                           25,676,586           25,664,878
                                                        -------------        -------------
       Total Pre Petition Liabilities                      58,411,033           60,440,897
                                                        -------------        -------------

       Total Liabilities                                   59,221,421           61,350,599

Shareholders' Equity
  Common Stock                                                 15,206               15,206
  Additional Paid in Capital                              129,073,273          129,073,273
  Treasury Stock                                             (424,173)            (424,173)
     Notes Receivable                                        (697,500)            (697,500)
     Retained Earnings                                   (147,489,515)        (145,048,726)
                                                        -------------        -------------
       Total Stockholders' Equity                         (19,522,709)         (17,081,920)
                                                        -------------        -------------

        TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $  39,698,712        $  44,268,679
                                                        =============        =============

Notes to the Balance Sheet:


(a) The balance sheet items above reflect the book value as of February 29, 2004 and January 31, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

   As of February 29, 2004 the Debtors increased their collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) On January 29, 2004, a stipulation and order was entered by the United States Bankruptcy Court pursuant to Bankruptcy Code Section 362(d), that modified the automatic stay and permitted Chase to draw down on certain Certificates of Deposit held at JP Morgan Chase to pay the amount of $393,632 owed to JP Morgan Chase by the Debtor.

(d) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of February 29, 2004, Post and Pre Petition accounts payable, accrued expenses and unsecured claims have been adjusted to take into account the Amended Schedules filed by the Debtors. The January 31, 2004 balance sheet has been restated to incorporate these adjustments. As of February 29, 2004 and January 31, 2004, there has been no final determination as to the classification of certain of these liabilities as pre or post petition.

(e) On February 9, 2004, $1.2 million was distributed to the secured lender in partial repayment of the secured debt. Through the end of February 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.

(f) The debtor has adjusted the value of "capital lease obligations" based on various orders entered pursuant to sections 363, 365 and 554 of title 11 of the United States Bankruptcy Code, that authorized the Debtor to reject or modify certain executory contracts and unexpired leases.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Numbers 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
              For the period February 1, 2004 - February 29, 2004


                                                         MOS                 XMM                Total
                                                         ---                 ---                -----
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts                                  $   834,685         $      --           $   834,685
  Non Consumer Receipts                                   31,193                --                31,193
                                                     -----------         -----------         -----------

                                                         865,878                --               865,878

Operating Cash Disbursements:
 Employee Compensation/Reimbursements                    250,501                --               250,501
 Direct Costs                                             66,465                --                66,465
 Facilities                                               18,317              36,242              54,559
                                                     -----------         -----------         -----------
   Total Operating Disbursements                         335,283              36,242             371,525

   Operating Cash Flow                                   530,595             (36,242)            494,353

Non-Operating Cash Disbursements:
 Professional Fees & Other                                   781             241,969             242,750
                                                     -----------         -----------         -----------
   Non Operating Cash Flow                                   781             241,969             242,750

   Net Cash Flow                                     $   529,814         $  (278,211)        $   251,603
                                                     ===========         ===========         ===========

Distribution:
   Payment to Secured Creditor                       $      --           $ 1,200,000         $ 1,200,000
                                                     ===========         ===========         ===========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                           Account Balances (Per Book)
                  As of February 29, 2004 and January 31, 2004

                       Case Numbers: 03-13901 and 03-13903




                       Branch       Account                                                            Balance at      Balance at
   Institution        Location      Number                       Account Name (Type) (a)                2/29/04          1/31/04
   -----------        --------      ------                       -----------------------                -------          -------

Fleet                 New York    9429278356    Cross Media - (Disbursement Funding Account) -
                                                Debtor in Possession                                  $   121,741      $  153,142
Fleet                 New York      80221654    Cross Media Marketing - (Controlled Disbursement
                                                Account) - Debtor in Possession                           (96,639)        (92,371)
Fleet                 New York      80227175    Cross Media Marketing SVC Co- (Payroll Funding
                                                Account) - Debtor in Possession                                 -         (19,033)
Fleet                 New York    9429159138    Cross Media Marketing Corp - (Corporate Operating
                                                Account) - Debtor in Possession                         6,007,994       6,958,983
Fleet                 New York    9429164607    Cross Media Marketing Corp - (NY Disbursement Account)          -         (19,244)
SouthTrust Bank       Atlanta       90001703    Media Outsourcing Inc. Debtor in Possession
                                                (Controlled Disbursement Account)                               -               -
SouthTrust Bank       Atlanta       81387740    Media Outsourcing Inc. Debtor in Possession
                                                (Operating Account)                                         5,880           5,758
                                                                                                     ------------     -----------
                      Total Accounts                                                                 $  6,038,976     $ 6,987,235


(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                           Account Balances (Per Bank)

                  As of February 29, 2004 and January 31, 2004
                       Case Numbers: 03-13901 and 03-13903


                      Branch          Account                                                             Balance at     Balance at
    Institution      Location          Number                 Account Name (Type)                          2/29/04        1/31/04
    -----------      --------          ------                 -------------------                          -------        -------

Fleet                New York        9429278356  Cross Media - (Disbursement Funding Account) -
                                                 Debtor in Possession                                    $   121,741    $   153,142
Fleet                New York          80221654  Cross Media Marketing - (Controlled Disbursement
                                                 Account) - Debtor in Possession                                 --             --
Fleet                New York          80227175  Cross Media Marketing SVC Co- (Payroll
                                                 Funding Account) - Debtor in Possession                   5,961,490      6,908,425
Fleet                New York        9429159138  Cross Media Marketing Corp - (Corporate
                                                 Operating Account) - Debtor in Possession                       --             --
Fleet                New York        9429164607  Cross Media Marketing Corp - (NY Disbursement Account)          --             --
SouthTrust Bank      Atlanta           90001703  Media Outsourcing Inc. Debtor in Possession
                                                 (Controlled Disbursement Account)                               --             --
SouthTrust Bank      Atlanta           81387740  Media Outsourcing Inc. Debtor in Possession
                                                 (Operating Account)                                          11,217         14,840

                                                                                                        ------------    -----------
                     Total Accounts                                                                     $  6,094,448    $ 7,076,407
                                                                                                        ============    ===========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Numbers 03-13901 and 03-13903

                  Statement of Cash Receipts and Disbursements
               For the period February 1, 2004 - February 29, 2004

                                                                                                           SOUTHTRUST
                                                           FLEET NATIONAL BANK                             ----------
                                 ---------------------------------------------------------------------     90001703 &
                                  9429278356     80221654        80227175    9429159138     9429164607     813887740      TOTAL
                                  ----------     --------        --------    ----------     ----------     ---------      -----

CASH 2/01/04 (book)              $   153,142   $   (92,371)   $   (19,033)  $ 6,958,983   $   (19,244)   $     5,758   $ 6,987,235
                                 -------------------------------------------------------------------------------------------------
     RECEIPTS                           --            --             --         864,594          --              642       865,236
                                 -------------------------------------------------------------------------------------------------


                                 -------------------------------------------------------------------------------------------------
   DISBURSEMENTS                  (1,437,471)     (394,983)        16,768        (2,533)       19,244        (14,520)   (1,813,495)
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
 IBT Funding In/(Out)              1,406,070       390,715          2,265    (1,813,050)                      14,000          --
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
   NET CASH CHANGE                   (31,401)       (4,268)        19,033      (950,989)       19,244            122      (948,259)
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
CASH 2/29/04 (book)              $   121,741   $   (96,639)   $      --     $ 6,007,994   $      --      $     5,880   $ 6,038,976
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
  Less In-Transit Deposits                                                      (46,504)                                   (46,504)
  Plus Outstanding Disbursements                    96,639                                                     5,337       101,976
                                 -------------------------------------------------------------------------------------------------

Adjusted CASH 2/29/04                121,741          --             --       5,961,490          --           11,217     6,094,448
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
Bank Balance 2/29/04             $   121,741   $      --      $      --     $ 5,961,490   $      --      $    11,217   $ 6,094,448
                                 -------------------------------------------------------------------------------------------------